UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

        DATE OF REPORT (Date of earliest event reported): April 20, 2005

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On April 20, 2005, First Merchants Corporation issued a press release to report its financial results for the first quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

           The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated April 20, 2005, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and Chief
                                           Accounting Officer)


Dated:  April 20, 2005

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated April 20, 2005, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99.1

                       Press Release, dated April 20, 2005

N / E / W / S     R / E / L / E / A / S / E

April 20, 2005

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Senior Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES FIRST QUARTER EARNINGS PER SHARE OF $.35

First Merchants Corporation (NASDAQ - FRME) has reported first quarter diluted earnings per share totaling $.35, a 4.6 percent decrease over $.37 recorded in the first quarter of 2004. Net income during the period totaled $6.6 million compared to $6.9 million in 2004.

Quarterly net interest income improved by $1.3 million, or 5.1 percent and non-interest income improved by $830,000, or 10.1 percent. Core operating expenses remained flat compared to the prior quarter. However, as reported in the Corporation's 8-K filing of February 16, 2005, a $1.6 million expense related to the curtailment of the Corporation's defined benefit pension plan resulted in increased operating expenses of $1.7 million. The earnings per share impact of the curtailment expense totaled $.05 per share.

The provision for loan losses increased by $1.3 million based on the Corporation's allowance for loan loss methodology. As of March 31, 2005, non-performing loans totaled 71 basis points of average total loans and the allowance for loan losses as a percent of total loans equaled 1.01 percent.

Total assets equaled $3.2 billion at quarter-end, an increase of $162 million, or 5.4 percent from March 31, 2004. Loans, investments and bank owned life insurance, the Corporation's three primary earning assets, totaled $2.9 billion, an increase of $129 million over the prior year.

On January 1, 2005, the Corporation combined Randolph County Bank and Union County National Bank and renamed the combined entity United Communities National Bank. The data conversions are complete and the related expenses are reflected in first quarter results.

Michael L. Cox, President and Chief Executive Officer, stated that, "Management was pleased with core earnings before the increased provision expense and the curtailment expense approximating $.10 per share. To have the burden of a volatile defined benefit pension plan behind us and our allowance for loan losses equal to 1.01 percent of loans positions our earnings well for the remainder of the year."

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Standard Time/3:30 p.m. Eastern Daylight Time on Wednesday, April 20, 2005. To participate dial (Toll Free) 877-407-9210 and reference First Merchants Corporation's first quarter earnings release. A replay will be available until April 27, 2005. To access, US/Canada participants should dial (Toll Free) 877-660-6853 or for International participants, dial 201-612-7415. The replay will require the Account # 286 and Conference ID # 148455.

During the call we may make Forward Looking statements about our relative business outlook. These Forward Looking statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking statements include but are not limited to any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, NA, Madison Community Bank, First United Bank, United Communities National Bank, First National Bank, Decatur Bank & Trust Company, Frances Slocum Bank, Lafayette Bank & Trust Company, Commerce National Bank and Merchants Trust Company. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency, headquartered in Muncie, Indiana, and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

                                     * * * *


CONSOLIDATED BALANCE SHEETS

(in thousands)                                                                March 31,
                                                                        2005             2004
Assets
   Cash and due from banks                                          $    67,904      $    60,366
   Federal funds sold                                                    22,075                0
                                                                    -----------      -----------
   Cash and cash equivalents                                             89,979           60,366
   Interest-bearing time deposits                                        10,737           10,674
   Investment securities                                                409,820          376,974
   Mortgage loans held for sale                                           3,084            3,883
   Loans                                                              2,414,099        2,320,103
      Less: Allowance for loan losses                                   (24,488)         (26,459)
                                                                    -----------      -----------
        Net loans                                                     2,389,611        2,293,644
   Premises and equipment                                                37,525           38,972
   Federal Reserve and Federal Home Loan Bank stock                      22,883           21,956
   Interest receivable                                                   16,606           15,061
   Core deposit intangibles and goodwill                                140,578          141,867
   Cash surrender value of life insurance                                42,426           40,843
   Other assets                                                          24,337           20,901
                                                                    -----------      -----------
           Total assets                                             $ 3,187,586      $ 3,025,141
                                                                    ===========      ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   333,614      $   303,694
     Interest-bearing                                                 2,118,605        2,009,726
                                                                    -----------      -----------
           Total deposits                                             2,452,219        2,313,420
   Borrowings                                                           391,193          372,356
   Interest payable                                                       6,562            4,542
   Other liabilities                                                     27,014           25,676
                                                                    -----------      -----------
           Total liabilities                                          2,876,988        2,715,994
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding -- 18,497,462 and 18,532,769 shares          2,312            2,317
   Additional paid-in capital                                           148,347          150,679
   Retained earnings                                                    163,761          151,771
   Accumulated other comprehensive income                                (3,822)           4,380
                                                                    -----------      -----------
        Total stockholders' equity                                      310,598          309,147
                                                                    -----------      -----------
        Total liabilities and stockholders' equity                  $ 3,187,586      $ 3,025,141
                                                                    ===========      ===========


FINANCIAL HIGHLIGHTS

                                                Three Months Ended
(In thousands)                                       March 31,
                                                2005          2004
NET CHARGE OFF'S                             $      727    $      406

AVERAGE BALANCES
  Total Assets                               $3,163,548    $3,041,837
  Total Loans                                 2,414,050     2,339,080
  Total Deposits                              2,418,910     2,312,708
  Total Stockholders' Equity                    315,326       306,592

FINANCIAL RATIOS
  Return on Average Assets                          .83%          .91%
  Return on Avg. Stockholders' Equity              8.33          9.05
  Avg. Earning Assets to Avg. Assets              90.61         90.05
  Allowance for Loan Losses as %
  Of Total Loans                                   1.01          1.14
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .12           .07
  Dividend Payout Ratio                           65.71         62.16
  Avg. Stockholders' Equity to Avg. Assets         9.97         10.08
  Tax Equivalent Yield on Earning Assets           5.90          5.71
  Cost of Supporting Liabilities                   2.01          1.84
  Net Int. Margin (FTE) on Earning Assets          3.89          3.87



CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                        Three Months Ended
                                                              March 31,
                                                          2005        2004
Interest income
   Loans receivable
     Taxable                                            $ 36,822    $ 34,227
     Tax exempt                                              134         163
   Investment securities
     Taxable                                               2,329       1,949
     Tax exempt                                            1,553       1,430
   Federal funds sold                                         27          18
   Deposits with financial institutions                      142         109
   Federal Reserve and Federal Home Loan Bank stock          308         328
                                                        --------    --------
        Total interest income                             41,315      38,224
                                                        --------    --------
Interest expense
   Deposits                                                9,806       8,190
   Securities sold under repurchase agreements               249         220
   Federal Home Loan Bank advances                         2,375       2,442
   Subordinated debentures, revolving credit
     and term loans                                        1,789       1,234
   Other borrowings                                          154         506
                                                        --------    --------
        Total interest expense                            14,373      12,592
                                                        --------    --------
Net interest income                                       26,942      25,632
   Provision for loan losses                               2,667       1,372
                                                        --------    --------

Net interest income
   after provision for loan losses                        24,275      24,260
                                                        --------    --------
Other income
   Fiduciary activities                                    1,962       1,810
   Service charges on deposit accounts                     2,723       2,772
   Other customer fees                                     1,085       1,070
   Net realized gains on
     sales of available-for-sale securities                               37
   Commission income                                       1,504         953
   Earnings on cash surrender value
     of life insurance                                       401         429
   Net gains and fees on sales of loans                      677         801
   Other income                                              694         344
                                                        --------    --------
        Total other income                                 9,046       8,216
                                                        --------    --------

Other expenses
   Salaries and employee benefits                         14,821      13,024
   Net occupancy expenses                                  1,376       1,254
   Equipment expenses                                      1,857       1,979
   Marketing expense                                         415         440
   Outside data processing fees                            1,009       1,223
   Printing and office supplies                              337         398
   Goodwill and core deposit amortization                    787         892
   Other expenses                                          3,629       3,354
                                                        --------    --------
        Total other expenses                              24,231      22,564
                                                        --------    --------

Income before income tax                                   9,090       9,912
   Income tax expense                                      2,523       2,977
                                                        --------    --------
Net income                                              $  6,567    $  6,935
                                                        ========    ========

Per Share Data

   Basic Net Income                                          .35         .37
   Diluted Net Income                                        .35         .37
   Cash Dividends Paid                                       .23         .23
   Average Diluted Shares
     Outstanding (in thousands)                           18,697      18,646



CONSOLIDATED BALANCE SHEETS

(in thousands)                                      March 31,   December 31,  September 30,   June 30,    March 31,
                                                       2005         2004          2004          2004         2004
Assets
   Cash and due from banks                         $    67,904  $    69,960   $    73,367   $    72,432  $    60,366
   Federal funds sold                                   22,075                     22,700
                                                   -----------  -----------   -----------   -----------  -----------
   Cash and cash equivalents                            89,979       69,960        96,067        72,432       60,366
   Interest-bearing time deposits                       10,737        9,343        12,204        20,424       10,674
   Investment securities                               409,820      421,535       420,645       411,140      376,974
   Mortgage loans held for sale                          3,084        3,367         2,715         4,001        3,883
   Loans                                             2,414,099    2,428,051     2,395,306     2,365,380    2,320,103
     Less: Allowance for loan losses                   (24,488)     (22,548)      (25,243)      (25,510)     (26,459)
                                                   -----------  -----------   -----------   -----------  -----------
        Net loans                                    2,389,611    2,405,503     2,370,063     2,339,870    2,293,644
   Premises and equipment                               37,525       38,254        38,170        38,437       38,972
   Federal Reserve and Federal Home Loan Bank stock     22,883       22,858        22,750        22,494       21,956
   Interest receivable                                  16,606       17,318        17,594        14,943       15,061
   Core deposit intangibles and goodwill               140,578      141,284       140,186       141,014      141,867
   Cash surrender value of life insurance               42,426       42,061        41,700        41,288       40,843
   Other assets                                         24,337       20,185        19,268        22,247       20,901
                                                   -----------  -----------   -----------   -----------  -----------
        Total assets                               $ 3,187,586  $ 3,191,668   $ 3,181,362   $ 3,128,290  $ 3,025,041
                                                   ===========  ===========   ===========   ===========  ===========
Liabilities
   Deposits
     Noninterest-bearing                           $   333,614  $   330,685   $   373,548   $   334,018  $   303,694
     Interest-bearing                                2,118,605    2,077,465     2,083,271     2,038,092    2,009,726
                                                   -----------  -----------   -----------   -----------  -----------
        Total deposits                               2,452,219    2,408,150     2,456,819     2,372,110    2,313,420
   Borrowings                                          391,193      440,891       379,922       422,885      372,356
   Interest payable                                      6,562        4,411         5,706         4,216        4,542
   Other liabilities                                    27,014       23,613        25,253        24,811       25,676
                                                   -----------  -----------   -----------   -----------  -----------
        Total liabilities                            2,876,988    2,877,065     2,867,700     2,824,022    2,715,994
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                             2,312        2,322         2,320         2,310        2,317
   Additional paid-in capital                          148,347      150,862       148,993       149,194      150,679
   Retained earnings                                   163,761      161,459       160,004       154,876      151,771
   Accumulated other comprehensive income (loss)        (3,822)         (40)        2,345        (2,112)       4,380
                                                   -----------  -----------   -----------   -----------  -----------
        Total stockholders' equity                     310,598      314,603       313,662       304,268      309,147
                                                   -----------  -----------   -----------   -----------  -----------
        Total liabilities and stockholders' equity $ 3,187,586  $ 3,191,668   $ 3,181,362   $ 3,128,290  $ 3,025,141
                                                   ===========  ===========   ===========   ===========  ===========


NON-PERFORMING ASSETS

(in thousands)                              March 31,    December 31, September 30,   June 30,      March 31,
                                              2005          2004         2004           2004          2004
   90 days past due                        $    1,948    $    1,907    $    6,664    $    2,488    $    4,770
   Non-accrual loans                           13,272        15,355        16,852        17,702        19,914
   Other real estate                            2,003         1,650         1,546         1,653         1,571
                                           ----------    ----------    ----------    ----------    ----------
        Total non-performing assets        $   17,223    $   18,912    $   25,062    $   21,843    $   26,255
                                           ==========    ==========    ==========    ==========    ==========

   Average total loans for the quarter     $2,414,050    $2,409,170    $2,383,942    $2,343,270    $2,339,080

   Total non-performing assets as a
     percent of average total loans               .71%          .79%         1.05%          .93%         1.12%

   Restructured loans                      $      337    $    2,019    $    2,169    $      926    $      957


CONSOLIDATED STATEMENTS OF INCOME

                                                                               Three Months Ended
(in thousands, except share data)                        March 31,  December 31, September 30,   June 30,    March 31,
                                                           2005         2004         2004          2004        2004
Interest Income
   Loans receivable
     Taxable                                            $ 36,822     $ 36,363     $ 35,342     $ 34,021     $ 34,227
     Tax exempt                                              134          138          143          137          163
   Investment securities
     Taxable                                               2,329        2,224        2,146        2,052        1,949
     Tax exempt                                            1,553        1,569        1,679        1,420        1,430
   Federal funds sold                                         27           92           18           37           18
   Deposits with financial institutions                      142          167          154          125          109
   Federal Reserve and Federal Home Loan Bank stock          308          297          319          307          328
                                                        --------     --------     --------     --------     --------
       Total interest income                              41,315       40,850       39,801       38,099       38,224
                                                        --------     --------     --------     --------     --------
Interest expense
   Deposits                                                9,806        9,288        8,487        7,879        8,190
   Securities sold under repurchase agreements               249          183           16           98          220
   Federal Home Loan Bank advances                         2,375        2,418        2,484        2,433        2,442
   Subordinated debentures, revolving credit
     and term loans                                        1,789        1,717        1,822        1,635        1,610
   Other borrowings                                          154          126          200          207          130
                                                        --------     --------     --------     --------     --------
        Total interest expense                            14,373       13,732       13,009       12,252       12,592
                                                        --------     --------     --------     --------     --------
Net interest income                                       26,942       27,118       26,792       25,847       25,632
   Provision for loan losses                               2,667        1,233        1,380        1,720        1,372
                                                        --------     --------     --------     --------     --------
Net interest income
   after provision for loan losses                        24,275       25,885       25,412       24,127       24,260
                                                        --------     --------     --------     --------     --------
Other income
   Fiduciary activities                                    1,962        1,897        1,923        2,002        1,810
   Service charges on deposit accounts                     2,723        2,924        2,946        2,996        2,772
   Other customer fees                                     1,085        1,068          979          966        1,070
   Net realized gains on sales of
     available-for-sale securities                                        456          332          363           37
   Commission income                                       1,504          671          687          777          953
   Earnings on cash surrender value
     of life insurance                                       401          439          448          482          429
   Net gains and fees on sales of loans                      677          801          675        1,352          801
   Other income                                              694          415          421          318          344
                                                         --------    --------      --------     --------     --------
        Total other income                                 9,046        8,671        8,411        9,256        8,216
                                                         --------    --------      --------     --------     --------
Other expenses
   Salaries and employee benefits                         14,821       13,309       13,087       13,059       13,024
   Net occupancy expenses                                  1,376        1,328        1,391        1,335        1,254
   Equipment expenses                                      1,857        1,879        1,853        1,954        1,979
   Marketing expense                                         415          521          363          385          440
   Outside data processing fees                            1,009        1,158        1,328        1,211        1,223
   Printing and office supplies                              337          397          397          388          398
   Goodwill and core deposit amortization                    787          802          827          852          892
   Other expenses                                          3,629        4,272        3,544        3,438        3,354
                                                        --------     --------     --------     --------     --------
        Total other expenses                              24,231       23,666       22,790       22,622       22,564
                                                        --------     --------     --------     --------     --------
Income before income tax                                   9,090       10,890       11,033       10,761        9,912
   Income tax expense                                      2,523        3,422        3,380        3,406        2,977
                                                        --------     --------     --------     --------     --------
Net income                                              $  6,567     $  7,468     $  7,653     $  7,355     $  6,935
                                                        ========     ========     ========     ========     ========
Per Share Data

   Basic Net Income                                     $    .35     $    .41     $    .41     $    .40     $    .37
   Diluted Net Income                                        .35          .40          .41          .40          .37
   Cash Dividends Paid                                       .23          .23          .23          .23          .23
   Average Diluted Shares
     Outstanding (in thousands)                           18,697       18,721       18,658       18,633       18,646

FINANCIAL RATIOS
  Return on Average Assets                                   .83%         .94%         .98%         .96%         .91%
  Return on Avg. Stockholders' Equity                       8.33         9.46         9.88         9.56         9.05
  Avg. Earning Assets to Avg. Assets                       90.61        91.38        89.98        89.64        90.05
  Allowance for Loan Losses as %
  Of Total Loans                                            1.01          .93         1.05         1.08         1.14
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                               .12          .65          .34          .46          .07
  Dividend Payout Ratio                                    65.71        57.50        56.10        57.50        62.16
  Avg. Stockholders' Equity to Avg. Assets                  9.97         9.92         9.89        10.00        10.08
  Tax Equivalent Yield on Earning Assets                    5.90         5.74         5.79         5.65         5.71
  Cost of Supporting Liabilities                            2.01         1.89         1.85         1.78         1.84
  Net Int. Margin (FTE) on Earning Assets                   3.89         3.85         3.94         3.87         3.87